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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement (Form S-3 No.333-109906) of Peabody Energy Corporation of our report dated March 16, 2004 relating to the financial statements of Carbones del Guasare S.A., which appears in the Current Report on Form 8-K/A of Peabody Energy Corporation dated February 15, 2005.



Espineira, Sheldon y Asociados

/s/ JOSE ANTONIO APOSTOLICO B.

Maracaibo, Venezuela
February 14, 2005